Phoenix Focused Value Fund,

a Series of Phoenix Adviser Trust

Supplement dated February 25, 2008 to the Prospectus

and Statement of Additional Information dated June 30, 2007,

as supplemented September 7, 2007, September 27, 2007,

September 28, 2007 and December 11, 2007

Important Notice to Investors

Effective February 22, 2008, the Phoenix Focused Value Fund, formerly a series of Phoenix Adviser Trust, was merged with and into the Phoenix Value Opportunities Fund, a series of Phoenix Equity Trust. The Phoenix Focused Value Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Phoenix Focused Value Fund in the current Prospectus and Statement of Additional Information are hereby deleted.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

PXP 4272/FVFMerged (2/08)